Exhibit 10.24
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is dated as of September 25, 2009, by and among Cardica, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).
Recitals
     A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.
     B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the common stock, par value $0.001 per share (the “Common Stock”), of the Company, set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 8,142,082 shares of Common Stock and shall be collectively referred to herein as the “Shares”) and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”), to acquire up to that number of additional shares of Common Stock equal to 50% of the number of Shares purchased by such Purchaser (rounded up to the nearest whole share) (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants collectively are referred to herein as the “Warrant Shares”).
     C. The Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.
     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares and the Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.
     Now, Therefore, In Consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:
     1.1 DEFINITIONS
          (a) Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

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     “Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing (or otherwise) against the Company or any of their respective properties or any officer, director or employee of the Company acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.
     “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.
     “Agreement” shall have the meaning ascribed to such term in the Preamble.
     “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
     “Buy-In” has the meaning set forth in Section 4.1(f).
     “Buy-In Price” has the meaning set forth in Section 4.1(f).
     “Closing” means the closing of the purchase by the Purchasers listed on Annex A hereto and sale by the Company of Shares and Warrants to such Purchasers pursuant to this Agreement on the Closing Date as provided in Section 2.1(a) hereof.
     “Closing Bid Price” means, for any security as of any date, the last closing price for such security on the Principal Trading Market, as reported by Bloomberg, or, if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4: 00 p.m., New York City Time, as reported by Bloomberg, or, if the Principal Trading Market is not the principal securities exchange or trading market for such security, the last closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder. If the Company and the holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11 of the Warrants. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

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     “Closing Date” means the second (2nd) Trading Day after the date on which this Agreement has been executed and delivered by all parties hereto, unless on such date the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 (other than those to be satisfied at the Closing) shall not have been satisfied or waived, in which case the Closing Date shall be on the second (2nd) Trading Day after the date on which the last to be satisfied or waived of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 (other than those to be satisfied at the Closing) shall have been satisfied or waived.
     “Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.
     “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.
     “Company Counsel” means Cooley Godward Kronish LLP.
     “Company Deliverables” has the meaning set forth in Section 2.2(a).
     “Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the officers of the Company having responsibility for the matter or matters that are the subject of the statement.
     “Control” (including the terms “controlling”, “controlled” by or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
     “Disclosure Materials” has the meaning set forth in Section 3.1(h).
     “Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.
     “Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the Commission under the terms of the Registration Rights Agreement.
     “Environmental Laws” has the meaning set forth in Section 3.1(l).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
     “GAAP” means U.S. generally accepted accounting principles, as applied by the Company.
     “Intellectual Property” has the meaning set forth in Section 3.1(r).

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     “Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.
     “Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.
     “Material Adverse Effect” means a material adverse effect on the results of operations, assets, business or financial condition of the Company, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.
     “Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.
     “Material Permits” has the meaning set forth in Section 3.1(p).
     “New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.
     “Outside Date” means October 23, 2009.
     “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
     “Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Market.
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
     “Purchase Price” means $1.2525 per unit.
     “Purchaser Deliverables” has the meaning set forth in Section 2.2(b).
     “Registration Rights Agreement” has the meaning set forth in the Recitals.

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     “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).
     “Required Approvals” has the meaning set forth in Section 3.1(e).
     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
     “SEC Reports” has the meaning set forth in Section 3.1(h).
     “Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vii).
     “Securities Act” means the Securities Act of 1933, as amended.
     “Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
     “Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Shares and the related Warrants purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)”.
     “Subsidiary” means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.
     “Trading Affiliate” has the meaning set forth in Section 3.2(h).
     “Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided , that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
     “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

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     “Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.
     “Transfer Agent” means Computershare Trust Company, N.A., or any successor transfer agent for the Company.
     “Warrants” has the meaning set forth in the Recitals to this Agreement.
     1.2 PURCHASE AND SALE
          (a) Closing.
               (i) Amount. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser listed on Annex A hereto, and each Purchaser listed on Annex A hereto shall, severally and not jointly, purchase from the Company, such number of Shares of Common Stock equal to the quotient resulting from dividing (i) the aggregate purchase price for such Purchaser, as indicated below such Purchaser’s name on the signature page of this Agreement (the “Subscription Amount”) by (ii) the Purchase Price, rounded down to the nearest whole Share. In addition, each Purchaser listed on Annex A hereto shall receive a Warrant to purchase a number of Warrant Shares equal to 50% of the number of Shares purchased by such Purchaser, as indicated below such Purchaser’s name on the signature page to this Agreement, rounded up to the nearest whole share. The Warrants shall have an exercise price equal to $1.45 per Warrant Share.
               (ii) Closing. The Closing of the purchase and sale of the Shares and Warrants shall take place at the offices of Company Counsel, 3175 Hanover Street, Palo Alto, California on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.
               (iii) Form of Payment. On the Closing Date, (i) each Purchaser listed on Annex A hereto shall wire its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Aggregate Purchase Price (Subscription Amount)” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer to the Company’s account, as set forth in instructions previously provided to the Purchasers, (ii) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser listed on Annex A hereto one or more stock certificates, free and clear of all restrictive and other legends except as expressly provided in Section 4.1(b) hereof, evidencing the number of Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Shares to be Acquired”, within three (3) Business Days after the Closing and (iii) the Company shall issue to each Purchaser listed on Annex A hereto a Warrant pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Underlying Shares Subject to Warrant”, in the case of clauses (ii) and (iii), duly executed on behalf of the Company and registered in the name of such Purchaser.

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          (b) Closing Deliveries. (a) On or prior to the Closing with respect to the Purchasers listed on Annex A hereto the Company shall issue, deliver or cause to be delivered to such Purchaser the following (the “Company Deliverables”):
                    (1) this Agreement, duly executed by the Company;
                    (2) facsimile copies of one or more stock certificates, free and clear of all restrictive and other legends except as provided in Section 4.1(b) hereof, evidencing the Shares subscribed for by such Purchaser hereunder, registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto (the “Stock Certificates”), with the original Stock Certificates delivered within three (3) Business Days of Closing;
                    (3) a Warrant, executed by the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto, pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares equal to 50% of the number of Shares issuable to such Purchaser pursuant to Section 2.2(a)(ii), rounded up to the nearest whole share, on the terms set forth therein;
                    (4) a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit D, executed by such counsel and addressed to such Purchasers;
                    (5) the Registration Rights Agreement, duly executed by the Company;
                    (6) duly executed Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent;
                    (7) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended, and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit F;
                    (8) the Compliance Certificate referred to in Section 5.1(g) or Section 5.3(g), as applicable;
                    (9) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within five (5) days of the Closing Date;

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                    (10) a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State of the State of California, as of a date within ten (10) days of the Closing Date; and
                    (11) a certified copy of the Certificate of Incorporation, as certified by the Secretary of State of the State of the State of Delaware, as of a date within ten (10) days of the Closing Date.
               (ii) On or prior to the Closing with respect to the Purchasers listed on Annex A hereto such Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):
                    (1) this Agreement, duly executed by such Purchaser;
                    (2) its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Aggregate Purchase Price (Subscription Amount)” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer to the Company’s account as previously provided to the Purchasers;
                    (3) the Registration Rights Agreement, duly executed by such Purchaser;
                    (4) a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement; and
                    (5) a fully completed and duly executed Accredited Investor Questionnaire and Stock Certificate Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively.
     1.3 REPRESENTATIONS AND WARRANTIES
          (a) Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers that, except as set forth in the Schedules delivered herewith or disclosed in the SEC Reports:
               (i) Subsidiaries. The Company has no direct or indirect Subsidiaries.
               (ii) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation or bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect.

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               (iii) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and the Warrants and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. Except as set forth on Schedule 3.1(c) hereto, there are no shareholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.
               (iv) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares and Warrants and the reservation for issuance and issuance of the Warrant Shares) do not and will not (i) conflict with or violate any provisions of the Company’s certificate of incorporation or bylaws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject or decree (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self regulatory organization to which the Company or its securities are subject , including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected), except in the case of clause (iii) such as would not, individually or in the aggregate, have a Material Adverse Effect.
               (v) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws,

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(iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Common Stock and the Warrants and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.10 of this Agreement and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).
               (vi) Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of shareholders. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of shareholders. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares and the Warrant Shares will be issued in compliance with all applicable federal and state securities laws. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock not less than the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).
               (vii) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date set forth in such SEC Reports only to reflect stock option exercises and grants and warrant exercises that have not, individually or in the aggregate, had a material affect on the issued and outstanding capital stock, options and other securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as set forth in the SEC Reports: (i) No shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of

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any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company has no liabilities or obligations required to be disclosed in the SEC Reports but not so disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.
               (viii) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement and the Schedules to this Agreement (if any), the “Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of the date hereof, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Transaction Documents) that requires the filing of a Form 8-K after the Closing. As of their respective filing dates, or to the extent corrected by a subsequent amendment, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
               (ix) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified

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in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Each of the Material Contracts to which the Company is a party or to which the property or assets of the Company is subject has been filed as an exhibit to the SEC Reports.
               (x) Tax Matters. The Company (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have a Material Adverse Effect.
               (xi) Material Changes. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends [on outstanding preferred stock or] pursuant to existing Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Reports and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any Material Contract under which the Company or any of its assets is bound or subject. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.
               (xii) Environmental Matters. To the Company’s Knowledge, the Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or

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release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is not subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.
               (xiii) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, (ii) involves a claim of violation of or liability under any federal, state, local or foreign laws governing the Company’s operations, including without limiting the generality of the foregoing, laws regulating the protection of human health, including without limiting the generality of the foregoing, laws relating to the manufacture, processing, packaging, labeling, marketing, distribution, use, inspection, treatment, storage, disposal, transport or handling of the Company’s products, and regulated or hazardous substances, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder, all as may be in effect from time to time and all successors, replacements and expansions thereof, (iii) involves injury to or death of any person arising from or relating to any of the Company’s product, or (iv) could, if there were an unfavorable decision, individually or in the aggregate, have a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.
               (xiv) Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationship with its employees is good.
               (xv) Compliance. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other Material Contract (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is not or has not been in violation of, or in receipt of notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, including without limitation, all applicable rules and regulations of the Food and Drug Administration (the “FDA”), and all applicable laws, statutes, ordinances, rules or regulations (including, without limitation, the Federal Food, Drug and Cosmetic Act of 1938, as amended and similar foreign laws and regulations) enforced by the FDA or equivalent foreign authorities, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

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               (xvi) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, including without limitation the FDA, except where the failure to possess such permits, individually or in the aggregate, has not and would not have, individually or in the aggregate, a Material Adverse Effect ( “Material Permits”), and (i) the Company has not received any notice of proceedings relating to the revocation or modification of any such Material Permits and (ii) the Company is unaware of any facts or circumstances that the Company would reasonably expect to give rise to the revocation or modification of any Material Permits.
               (xvii) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by it as set forth in the SEC Reports. The Company has good and marketable title to all tangible personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.
               (xviii) Patents and Trademarks. To the Company’s Knowledge, the Company owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology and other proprietary rights and processes (collectively, the “Intellectual Property”) necessary for the conduct of its businesses as now conducted. Except where such violations or infringements would not have, either individually or in the aggregate, a Material Adverse Effect, to the Company’s Knowledge (a) there are no rights of third parties to any such Intellectual Property; (b) there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.
               (xix) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent in the businesses and locations in which the Company is engaged. The Company has not received any notice of cancellation of any such insurance, nor does the Company have any Knowledge that it will be unable to renew its existing insurance coverage for the Company as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.
               (xx) Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently

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contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act, except as contemplated by the Transaction Documents or set forth in the SEC Reports.
               (xxi) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.
               (xxii) Sarbanes-Oxley; Disclosure Controls. To the Company’s Knowledge, the Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act).
               (xxiii) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.
               (xxiv) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents.
               (xxv) Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.
               (xxvi) No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its or its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.
               (xxvii) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company nor any

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Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.
               (xxviii) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the SEC Reports, the Company is in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.
               (xxix) Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
               (xxx) Application of Takeover Protections; Rights Agreements. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of the State of Delaware that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.
               (xxxi) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed or that otherwise would have a Material Adverse Effect.
               (xxxii) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the

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transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.
               (xxxiii) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.
               (xxxiv) Shell Company. The Company is not, nor has it ever been, a “shell company” (as such term is defined in Rule 12b-2 promulgated under the Exchange Act).
          (b) Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date in the case of the Purchasers listed on Annex A hereto to the Company as follows:
               (i) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.
               (ii) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

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               (iii) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities and, upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however , that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities or Warrant Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.
               (iv) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.
               (v) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.
               (vi) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
               (vii) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has

18

sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.
               (viii) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor, to the knowledge of such Purchaser, any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, and except as otherwise provided in Section 4.12, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the effectiveness of the Registration Statement as described in Section 4.12.
               (ix) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.
               (x) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
               (xi) Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in

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part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.
               (xii) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
               (xiii) Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.
               (xiv) Residency. Such Purchaser’s principal executive offices are in the jurisdiction set forth immediately below Purchaser’s name on the applicable signature page attached hereto.
     The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.
     1.4 OTHER AGREEMENTS OF THE PARTIES
          (a) Transfer Restrictions.
               (i) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of a Purchaser, (iv) pursuant to Rule 144 ( provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the securities may be sold pursuant to such rule) or Rule 144A, (v) pursuant to Rule 144 without restriction following the applicable holding period or (v) in connection with a bona fide pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.
               (ii) Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the

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following form until such time as they are not required under Section 4.1(c): (and a stock transfer order may be placed against transfer of the certificates for the Securities):
     [NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [OR] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PROVIDED BY SECTION 4 OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 25, 2009, BY AND AMONG CARDICA, INC. AND EACH PURCHASER IDENTIFIED ON THE SIGNATURE PAGES THERETO.
     In addition, if any Purchaser is an Affiliate of the Company, certificates evidencing the Securities issued to such Purchaser shall bear a customary “affiliates” legend.
               (iii) Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Shares or Warrant Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are sold pursuant to an effective Registration Statement and the Purchaser has delivered a signed and completed Purchaser’s Certificate of Subsequent Sale in substantially the form of Exhibit H attached hereto (the “Certificate of Sale”) with respect to such Securities, (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144 without restriction. Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the removal of such legend shall be borne by the Company. Following such time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), deliver or cause to be delivered to the transferee of such Purchaser or such Purchaser, as applicable, a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Shares or Warrant Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchasers, as applicable, by crediting the account of the transferee’s Purchaser’s prime broker with DTC.
               (iv) Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit E attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions or instructions consistent therewith referred to in this Section 4.1(d) will be given by the Company to its transfer agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the other Transaction Documents and applicable law. The Company

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acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.
               (v) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Warrants, Shares, the Warrant Shares or any interest therein without complying with the requirements of the Securities Act. While the Registration Statement remains effective, each Purchaser hereunder may sell the Shares and Warrant Shares in accordance with the plan of distribution contained in the Registration Statement and, if it does so, it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares or the Warrant Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares and Warrant Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Shares or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.
               (vi) Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three (3) Business Days after receipt of all documents necessary for the removal of the legend set forth above, including, but not limited to the signed and completed Certificate of Sale (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Business Day immediately following such three (3) Business Day period, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Business Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the Closing Bid Price on the Deadline Date.
          (b) Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including

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without limitation its obligation to issue the Shares and the Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.
          (c) Reservation of Common Stock. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, no less than the maximum number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing. On the Closing Date, the Company will notify the Transfer Agent of the reservation of the Warrant Shares as required by this Section 4.3.
          (d) Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing Date, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares and Warrant Shares under Rule 144.
          (e) Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser who requests a copy in writing promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers who request in writing such evidence on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.
          (f) No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.
          (g) Securities Laws Disclosure; Publicity. By 9:00 a.m., New York City time, on the Trading Day immediately following the execution of this Agreement, the Company shall issue a press release (the “Press Release”) disclosing all material terms of the transactions contemplated hereby. On or before 9: 00 a.m., New York City time, on the fourth Trading Day

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following the execution of this Agreement (or such earlier time as required by law), the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the form of Warrant and the Registration Rights Agreement)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission or (ii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4.7, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).
          (h) Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company shall not and shall cause each of its officers, directors, employees and agents, not to, provide any Purchaser with any material, non-public information regarding the Company from and after the filing of the Press Release without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.
          (i) Indemnification.
               (i) Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur, as a result of or relating to third party claims against such Purchaser relating to any breach of any of

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the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, provided that that such a claim for indemnification relating to any breach of any of the representations or warranties made by the Company in this Agreement is made within one year from the Closing. The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.
               (ii) Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.9(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however , that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.
          (j) Listing of Securities. In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Trading Market an additional shares listing application covering all of the Shares and Warrant Shares and shall use its commercially reasonable efforts to take all steps necessary to maintain, so long as any other shares of Common Stock shall be so listed, such listing.
          (k) Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes.
          (l) Dispositions and Confidentiality After The Date Hereof. Each Purchaser shall not, and shall cause its Trading Affiliates not to, prior to the effectiveness of the Registration Statement: (a) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or

25

grant any right with respect to (collectively, a “Disposition”) the Securities; or (b) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of the Securities by such Purchaser or an Affiliate. In addition, Purchaser agrees that for so long as it owns any Common Stock, it will not enter into any short sale of Shares executed at a time when the Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether the Purchaser has an equivalent offsetting long position in the Common Stock, shares that the Purchaser is entitled to receive within sixty (60) days (whether pursuant to contract or upon conversion or exercise of convertible securities) will be included as if held long by the Purchaser. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as described in Section 4.7 or (ii) this Agreement is terminated in full pursuant to Section 6.17. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.
     1.5 CONDITIONS PRECEDENT TO CLOSING
          (a) Conditions Precedent to the Obligations of the Purchasers to Purchase Securities at the Closing. The obligation of each Purchaser listed on Annex A hereto to acquire Securities at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):
               (i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.
               (ii) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

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               (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
               (iv) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities at the Closing (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.
               (v) No Suspensions of Trading in Common Stock; Listing. The Common Stock (i) shall be designated for quotation or listed on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market.
               (vi) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).
               (vii) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit G.
               (viii) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.17 herein.
          (b) Conditions Precedent to the Obligations of the Company to sell Securities at the Closing. The Company’s obligation to sell and issue the Securities to each Purchaser listed on Annex A hereto at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:
               (i) Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.
               (ii) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.
               (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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               (iv) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.
               (v) Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).
               (vi) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.17 herein.
     1.6 MISCELLANEOUS
          (a) Fees and Expenses. Except as set forth in this Section 6.1, the Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers. The Company shall pay the reasonable fees and expenses of one special counsel to the Purchasers, which counsel shall be Golenbock Eisman Assor Bell & Peskoe LLP.
          (b) Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
          (c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5: 00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5: 00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Cardica, Inc.
900 Saginaw Drive
Redwood City, California 94063
Telephone No.: (650) 364-9975
Facsimile No.: (650) 364-3134
Attention: Robert Y. Newell

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With a copy to:	Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, California 94306-2155
Telephone No.: (650) 843-5180
Facsimile No.: (650) 849-7400
Attention: Suzanne Sawochka Hooper, Esq.

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

With a copy to:	Golenbock Eisman Assor Bell & Peskoe LLP
437 Madison Avenue
New York, New York 10022
Telephone No.: (212) 907-7300
Facsimile No.: (212) 754-0330
Attention: Valerie A. Price, Esq.
          (d) Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding or having the right to acquire a majority of the Shares and the Warrant Shares on a fully-diluted basis at the time of such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.
          (e) Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

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          (f) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.
          (g) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
          (h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
          (i) Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a period of one (1) year from the Closing Date. The agreements and covenants contained herein shall survive for the applicable statute of limitations.
          (j) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data

30

file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
          (k) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
          (l) Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.
          (m) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.
          (n) Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
          (o) Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after

31

the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.
          (p) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Securities purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.
          (q) Termination. This Agreement may be terminated and the sale and purchase of the Shares and the Warrants abandoned at any time prior to the Closing by either the Company or any Purchaser listed on Annex A hereto (with respect to itself only), upon written notice to the other, if the Closing has not been consummated on or prior to 5: 00 p.m., New York City time, on the Outside Date; provided, however , that the right to terminate this Agreement under this Section 6.17 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.17 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this

32

Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.
          (r) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option owed to such Purchaser by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
          (s) Conflict Waiver. Each party to this Agreement acknowledges that Cooley Godward Kronish llp (“Cooley”), outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Purchasers or their affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley inform the parties hereunder of this representation and obtain their consent. Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Cooley’s representation of the Company in the Financing.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

33

     In Witness Whereof, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CARDICA, INC.

By: Name:	/s/ Robert Y. Newell Robert Y. Newell
Title:	Chief Financial Officer

34

NAME OF PURCHASER:	Sutter Hill Ventures, a California Limited Partnership

By: Name:	/s/ William H. Younger, Jr. William H. Younger, Jr.
Title:	Managing Director of the General Partner

Aggregate Purchase Price (Subscription Amount): $1,820,979.69

Number of Shares to be Acquired: 1,453,876

Underlying Shares Subject to Warrant: 726,938 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By: Name:	/s/ Robert Yin Robert Yin
Title:	Power of Attorney

Aggregate Purchase Price (Subscription Amount): $65,067.38

Number of Shares to be Acquired: 51,950

Underlying Shares Subject to Warrant: 25,975 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	SAUNDERS HOLDINGS, L.P.

By: Name:	/s/ Robert Yin Robert Yin
Title:	Power of Attorney

Aggregate Purchase Price (Subscription Amount): $91,100.65

Number of Shares to be Acquired: 72,735

Underlying Shares Subject to Warrant: 36,368 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/09

By: Name:	/s/ William H. Younger, Jr. William H. Younger, Jr.
Title:	Trustee

Aggregate Purchase Price (Subscription Amount): $99,999.60

Number of Shares to be Acquired: 79,840

Underlying Shares Subject to Warrant: 39,920 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	YOVEST, L.P.

By: Name:	/s/ William H. Younger, Jr. William H. Younger, Jr.
Title:	Trustee of The Younger Living Trust U/A/D 1/20/95, General Partner

Aggregate Purchase Price (Subscription Amount): $99,999.60

Number of Shares to be Acquired: 79,840

Underlying Shares Subject to Warrant: 39,920 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By: Name:	/s/ Gregory P. Sands Gregory P. Sands
Title:	Trustee

Aggregate Purchase Price (Subscription Amount): $47,712.74

Number of Shares to be Acquired: 38,094

Underlying Shares Subject to Warrant: 19,047 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By: Name:	/s/ Robert Yin Robert Yin
Title:	Power of Attorney

Aggregate Purchase Price (Subscription Amount): $73,779.77

Number of Shares to be Acquired: 58,906

Underlying Shares Subject to Warrant: 29,453 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By: Name:	/s/ James N. White James N. White
Title:	Trustee

Aggregate Purchase Price (Subscription Amount): $45,335.49

Number of Shares to be Acquired: 36,196

Underlying Shares Subject to Warrant: 18,098 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By: Name:	/s/ Robert Yin Robert Yin
Title:	Power of Attorney

Aggregate Purchase Price (Subscription Amount): $34,854.57

Number of Shares to be Acquired: 27,828

Underlying Shares Subject to Warrant: 13,914 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By: Name:	/s/ Robert Yin Robert Yin
Title:	Power of Attorney

Aggregate Purchase Price (Subscription Amount): $30,032.45

Number of Shares to be Acquired: 23,978

Underlying Shares Subject to Warrant: 11,989 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Thomas Weisel Partners
Street: One Montgomery Street, Suite 3700
City/State/Zip: San Francisco, CA 94104
Attention: Elizabeth Holthe
Telephone No.: (415) 364-2938

NAME OF PURCHASER:	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson

By: Name:	/s/ Vicki M. Bandel Vicki M. Bandel
Title:	Assistant Vice President Trust Officer

Aggregate Purchase Price (Subscription Amount): $155,271.24

Number of Shares to be Acquired: 123,969

Underlying Shares Subject to Warrant: 61,985 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Wells Fargo Bank Institutional Trust Services
Street: 600 California Street, 12th Floor
            MAC A0193-120
City/State/Zip: San Francisco, CA 94108
Attention: Vicki Bandel
Telephone No.: (415) 396-3739

NAME OF PURCHASER:	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.

By: Name:	/s/ Vicki M. Bandel Vicki M. Bandel
Title:	Assistant Vice President Trust Officer

Aggregate Purchase Price (Subscription Amount): $300,000.12

Number of Shares to be Acquired: 239,521

Underlying Shares Subject to Warrant: 119,761 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Wells Fargo Bank Institutional Trust Services
Street: 600 California Street, 12th Floor
            MAC A0193-120
City/State/Zip: San Francisco, CA 94108
Attention: Vicki Bandel
Telephone No.: (415) 396-3739

NAME OF PURCHASER:	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe

By: Name:	/s/ Vicki M. Bandel Vicki M. Bandel
Title:	Assistant Vice President Trust Officer

Aggregate Purchase Price (Subscription Amount): $288,290.43

Number of Shares to be Acquired: 230,172

Underlying Shares Subject to Warrant: 115,086 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Wells Fargo Bank Institutional Trust Services
Street: 600 California Street, 12th Floor
            MAC A0193-120
City/State/Zip: San Francisco, CA 94108
Attention: Vicki Bandel
Telephone No.: (415) 396-3739

NAME OF PURCHASER:	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)

By: Name:	/s/ Vicki M. Bandel Vicki M. Bandel
Title:	Assistant Vice President Trust Officer

Aggregate Purchase Price (Subscription Amount): $13,847.64

Number of Shares to be Acquired: 11,056

Underlying Shares Subject to Warrant: 5,528 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Wells Fargo Bank Institutional Trust Services
Street: 600 California Street, 12th Floor
            MAC A0193-120
City/State/Zip: San Francisco, CA 94108
Attention: Vicki Bandel
Telephone No.: (415) 396-3739

NAME OF PURCHASER:	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar

By: Name:	/s/ Vicki M. Bandel Vicki M. Bandel
Title:	Assistant Vice President Trust Officer

Aggregate Purchase Price (Subscription Amount): $1,500.50

Number of Shares to be Acquired: 1,198

Underlying Shares Subject to Warrant: 599 (50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin
Delivery Instructions:
(if different than above)
c/o Wells Fargo Bank Institutional Trust Services
Street: 600 California Street, 12th Floor
            MAC A0193-120
City/State/Zip: San Francisco, CA 94108
Attention: Vicki Bandel
Telephone No.: (415) 396-3739

NAME OF PURCHASER:	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen

By:	/s/ Vicki M. Bandel

Name:	Vicki M. Bandel
Title:	Assistant Vice President Trust Officer

Aggregate Purchase Price (Subscription Amount): $1,500.50

Number of Shares to be Acquired: 1,198

Underlying Shares Subject to Warrant: 599
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin

Delivery Instructions: (if different than above)

c/o Wells Fargo Bank Institutional Trust Services

Street:	600 California Street, 12th Floor
MAC A0193-120

City/State/Zip: San Francisco, CA 94108

Attention: Vicki Bandel

Telephone No.: (415) 396-3739

NAME OF PURCHASER:	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover)

By:	/s/ Vicki M. Bandel

Name:	Vicki M. Bandel
Title:	Assistant Vice President Trust Officer

Aggregate Purchase Price (Subscription Amount): $5,640.07

Number of Shares to be Acquired: 4,503

Underlying Shares Subject to Warrant: 2,252
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin

Delivery Instructions: (if different than above)

c/o Wells Fargo Bank Institutional Trust Services

Street:	600 California Street, 12th Floor
MAC A0193-120

City/State/Zip: San Francisco, CA 94108

Attention: Vicki Bandel

Telephone No.: (415) 396-3739

NAME OF PURCHASER:	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin

By:	/s/ Vicki M. Bandel

Name:	Vicki M. Bandel
Title:	Assistant Vice President Trust Officer

Aggregate Purchase Price (Subscription Amount): $750.31

Number of Shares to be Acquired: 599

Underlying Shares Subject to Warrant: 300
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304

Telephone No.: (650) 493-5600

Email: robert@shv.com

Attention: Robert Yin

Delivery Instructions: (if different than above)

c/o Wells Fargo Bank Institutional Trust Services
Street:	600 California Street, 12th Floor
MAC A0193-120

City/State/Zip: San Francisco, CA 94108

Attention: Vicki Bandel

Telephone No.: (415) 396-3739

NAME OF PURCHASER: Keough Partners, L.P.

By:	/s/ Michael L. Keough

Name:	Michael L. Keough
Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $99,999.60

Number of Shares to be Acquired: 79,840

Underlying Shares Subject to Warrant: 39,920
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

200 Galleriea Parkway, Suite 970 Atlanta, GA 30339

Telephone No.: 770-852-5005

Email:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

NAME OF PURCHASER: Bruce and Nancy Deifik

By:	/s/ Bruce Delfik and Nancy Deifik

Signature of Purchaser

Aggregate Purchase Price (Subscription Amount): $300,000.12

Number of Shares to be Acquired: 239,521

Underlying Shares Subject to Warrant: 119,761
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

641 St. Croix Henderson, NV 89012

Telephone No.: 702-407-0063

Email:

Attention: Nancy Deifik

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

NAME OF PURCHASER: John Simon

/s/ John Simon

Signature of Purchaser

Aggregate Purchase Price (Subscription Amount): $500,000.51

Number of Shares to be Acquired: 399,202

Underlying Shares Subject to Warrant: 199,601
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

Telephone No.:

Email:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Bruce Allen

/s/ Bruce Allen

Signature of Purchaser

Aggregate Purchase Price (Subscription Amount): $449,999.52

Number of Shares to be Acquired: 359,281

Underlying Shares Subject to Warrant: 179,641
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

Telephone No.:

Email:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Mary Cullen

/s/ Mary Cullen

Signature of Purchaser

Aggregate Purchase Price (Subscription Amount): $49,999.80

Number of Shares to be Acquired: 39,920

Underlying Shares Subject to Warrant: 19,960
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

Telephone No.:

Email:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Roy Stuart Steeley Trust

/s/ Roy Steeley, Trustee

Signature of Purchaser

Aggregate Purchase Price (Subscription Amount): $200,000.52

Number of Shares to be Acquired: 159,681

Underlying Shares Subject to Warrant: 79,841
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

P.O. Box 550
Charlestown, WV 25414

Telephone No.:	304-725-7691

Email:

Attention:	R.S. Steeley
Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Prescott Group Capital Management, LLC

By:	/s/ Phil Frohlich
Name:	Phil Frohlich
Title:	Manager

Aggregate Purchase Price (Subscription Amount): $1,999,999.52

Number of Shares to be Acquired: 1,596,806

Underlying Shares Subject to Warrant: 798,403
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

1924 S. Utica Ave., Suite 1120 Tulsa, OK 74104

Telephone No.: 918-747-3412 Ext. 3 and Ext 4.

Email: eric@prescottcapital.com

Email: duminda@prescottcapital.com

Attention:
Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Wasatch Ultra Growth Fund

By: Name:	/s/ Daniel Thurber Daniel Thurber
Title: Vice President of Wasatch Advisors, Inc. investment advisor for Wasatch Funds, Inc. on behalf of Wasatch Ultra Growth Fund

Aggregate Purchase Price (Subscription Amount): $413,325.00

Number of Shares to be Acquired: 330,000

Underlying Shares Subject to Warrant: 165,000
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

150 Social Hall Ave., 4th Floor Salt Lake City, UT 84111

Telephone No.: 801-983-4275

Email: smathews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

Attention: Sarah Matthews/Dan Thurber
Delivery Instructions:
(if different than above)
c/o DTCC/New York Window
Street: 55 Water Street
City/State/Zip: New York, NY 10041
Attention: Robert Mendez for the account of State Street W4A7
Telephone No.:

NAME OF PURCHASER: Wasatch Micro Cap Fund

By: Name:	/s/ Daniel Thurber Daniel Thurber
Title: Vice President of Wasatch Advisors, Inc. investment advisor for Wasatch Funds, Inc. on behalf of Wasatch Micro Cap Fund

Aggregate Purchase Price (Subscription Amount): $807,862.50

Number of Shares to be Acquired: 645,000

Underlying Shares Subject to Warrant: 322,500
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

150 Social Hall Ave., 4th Floor Salt Lake City, UT 84111

Telephone No.: 801-983-4275

Email: smathews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

Attention: Sarah Matthews/Dan Thurber
Delivery Instructions:
(if different than above)
c/o DTCC/New York Window
Street: 55 Water Street
City/State/Zip: New York, NY 10041
Attention: Robert Mendez for the account of State Street W4A4
Telephone No.:

NAME OF PURCHASER: Wasatch Global Science & Technology Fund

By: Name:	/s/ Daniel Thurber Daniel Thurber
Title: Vice President of Wasatch Advisors, Inc. investment advisor for Wasatch Funds, Inc. on behalf of Global Science & Technology Fund

Aggregate Purchase Price (Subscription Amount): $179,107.50

Number of Shares to be Acquired: 143,000

Underlying Shares Subject to Warrant: 71,500
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

150 Social Hall Ave., 4th Floor Salt Lake City, UT 84111

Telephone No.: 801-983-4275

Email: smathews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

Attention: Sarah Matthews/Dan Thurber
Delivery Instructions:
(if different than above)
c/o DTCC/New York Window
Street: 55 Water Street
City/State/Zip: New York, NY 10041
Attention: Robert Mendez for the account of State Street W4A2
Telephone No.:

NAME OF PURCHASER: Wasatch Micro Cap Value Fund

By: Name:	/s/ Daniel Thurber Daniel Thurber
Title: Vice President of Wasatch Advisors, Inc. investment advisor for Wasatch Funds, Inc. on behalf of Wasatch Micro Cap Value Fund

Aggregate Purchase Price (Subscription Amount): $276,802.50

Number of Shares to be Acquired: 221,000

Underlying Shares Subject to Warrant: 110,500
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

150 Social Hall Ave., 4th Floor Salt Lake City, UT 84111

Telephone No.: 801-983-4275

Email: smathews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

Attention: Sarah Matthews/Dan Thurber

Delivery Instructions: (if different than above)

c/o DTCC/New York Window

Street: 55 Water Street

City/State/Zip: New York, NY 10041

Attention: Robert Mendez for the account of State Street W4A9

Telephone No.:

NAME OF PURCHASER: Wasatch Global Opportunities Fund

By:	/s/ Daniel Thurber

Title: Vice President of Wasatch Advisors, Inc. investment advisor for Wasatch Funds, Inc. on behalf of Wasatch Global Opportunities Fund

Aggregate Purchase Price (Subscription Amount): $100,200.00

Number of Shares to be Acquired: 80,000

Underlying Shares Subject to Warrant: 40,000
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

150 Social Hall Ave., 4th Floor Salt Lake City, UT 84111

Telephone No.: 801-983-4275

Email: smathews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

Attention: Sarah Matthews/Dan Thurber

Delivery Instructions: (if different than above)

c/o DTCC/New York Window

Street: 55 Water Street

City/State/Zip: New York, NY 10041

Attention: Robert Mendez for the account of State Street W4B4

Telephone No.:

NAME OF PURCHASER: DAFNA Life Science Ltd.

By:	/s/ Mandana Hedayat

Name:	Mandana Hedayat, CFA
Title: Chief Compliance Officer and Director of Risk Management on behalf of DAFNA Life Science Ltd.

Aggregate Purchase Price (Subscription Amount): $93,937.50

Number of Shares to be Acquired: 75,000

Underlying Shares Subject to Warrant: 37,500
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o DAFNA Capital Management
10990 Wilshire Blvd., Suite 1400
Los Angeles, CA 90024

Telephone No.: (310) 954-1510

Email: dfischel@DAFNAcapital.com

Attention: David Fischel

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: DAFNA Life Science Market Neutral Ltd.

By:	/s/ Mandana Hedayat

Name:	Mandana Hedayat, CFA
Title: Chief Compliance Officer and Director of Risk Management for investment Manager on behalf of DAFNA Life Science Market Neutral Ltd.

Aggregate Purchase Price (Subscription Amount): $64,128.00

Number of Shares to be Acquired: 51,200

Underlying Shares Subject to Warrant: 25,600
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o DAFNA Capital Management
10990 Wilshire Blvd., Suite 1400
Los Angeles, CA 90024

Telephone No.: (310) 954-1510

Email: dfischel@DAFNAcapital.com

Attention: David Fischel

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: DAFNA Life Science Select Ltd.

By:	/s/ Mandana Hedayat

Name:	Mandana Hedayat, CFA
Title: Chief Compliance Officer and Director of Risk Management for Investment Manager on behalf of DAFNA Life Science Select Ltd.

Aggregate Purchase Price (Subscription Amount): $341,935.01

Number of Shares to be Acquired: 273,002

Underlying Shares Subject to Warrant: 136,501
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o DAFNA Capital Management
10990 Wilshire Blvd., Suite 1400
Los Angeles, CA 90024

Telephone No.: (310) 954-1510

Email: dfischel@DAFNAcapital.com

Attention: David Fischel

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Alice Ann Corporation

By:	/s/ Richard C. Perkins

Alice Ann Corporation
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

Aggregate Purchase Price (Subscription Amount): $44,999.82

Number of Shares to be Acquired: 35,928

Underlying Shares Subject to Warrant: 17,964
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

730 East Lake Street
Wayzata, MN 55391-1769

Telephone No.: 952 / 473-8367

Email: dickjr@perkinscap.com

Attention: Richard C. Perkins

Delivery Instructions: (if different than above)

c/o

Piper Jaffray
Corp & Venture Services
Mr. Ryan Carlson
800 Nicollat Mall
Minneapolis, MN 55402

Telephone No.:

NAME OF PURCHASER: Robert G. Allison

By:	/s/ Richard C. Perkins

Robert G. Allison
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

Aggregate Purchase Price (Subscription Amount): $99,999.60

Number of Shares to be Acquired: 79,840

Underlying Shares Subject to Warrant: 39,920
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

730 East Lake Street
Wayzata, MN 55391-1769

Telephone No.: 952 / 473-8367

Email: dickjr@perkinscap.com

Attention: Richard C. Perkins

Delivery Instructions: (if different than above)

c/o

Piper Jaffray
Corp & Venture Services
Mr. Ryan Carlson
800 Nicollat Mall
Minneapolis, MN 55402

Telephone No.:

NAME OF PURCHASER:	William H. Baxter Trustee FBO William H. Baxter Revocable Trust u/a/ dtd 7/3/96

By:	/s/ Richard C. Perkins

William H. Baxter Trustee FBO William H. Baxter Revocable Trust u/a/ dtd 7/3/96
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

Aggregate Purchase Price (Subscription Amount): $29,999.88

Number of Shares to be Acquired: 23,952

Underlying Shares Subject to Warrant: 11,976
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

730 East Lake Street Wayzata, MN 55391-1769

Telephone No.: 952 / 473-8367

Email: dickjr@perkinscap.com

Attention: Richard C. Perkins

Delivery Instructions: (if different than above)

c/o

Piper Jaffray
Corp & Venture Services
Mr. Ryan Carlson 800 Nicollat Mall
Minneapolis, MN 55402

Telephone No.:

NAME OF PURCHASER: Gary A. Bergren

By:	/s/ Richard C. Perkins

Gary A. Bergren
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

Aggregate Purchase Price (Subscription Amount): $34,999.86

Number of Shares to be Acquired: 27,944

Underlying Shares Subject to Warrant: 13,972
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

730 East Lake Street Wayzata, MN 55391-1769

Telephone No.: 952 / 473-8367

Email: dickjr@perkinscap.com

Attention: Richard C. Perkins

Delivery Instructions: (if different than above)

c/o

Piper Jaffray
Corp & Venture Services
Mr. Ryan Carlson
800 Nicollet Mall J12S06
Minneapolis, MN 55402

Telephone No.:

NAME OF PURCHASER:	Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA

By:	/s/ Richard C. Perkins

Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA Perkins Capital Management Inc., Attorney-In-Fact
By Richard C. Perkins, Executive Vice President

Aggregate Purchase Price (Subscription Amount): $39,999.84

Number of Shares to be Acquired: 31,936

Underlying Shares Subject to Warrant: 15,968
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

730 East Lake Street Wayzata, MN 55391-1769

Telephone No.: 952 / 473-8367

Email: dickjr@perkinscap.com

Attention: Richard C. Perkins

Delivery Instructions: (if different than above)

c/o

Piper Jaffray Corp & Venture Services
Mr. Ryan Carlson
800 Nicollet Mall J12S06
Minneapolis, MN 55402

Telephone No.:

NAME OF PURCHASER: Dennis D. Gonyea

By:	/s/ Richard C. Perkins

Dennis D. Gonyea
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

Aggregate Purchase Price (Subscription Amount): $39,999.84

Number of Shares to be Acquired: 31,936

Underlying Shares Subject to Warrant: 15,968
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

730 East Lake Street Wayzata, MN 55391-1769

Telephone No.: 952 / 473-8367

Email: dickjr@perkinscap.com

Attention: Richard C. Perkins

Delivery Instructions: (if different than above)

c/o

Piper Jaffray
Corp & Venture Services
Mr. Ryan Carlson
800 Nicollet Mall J12S06
Minneapolis, MN 55402

NAME OF PURCHASER: Preventive Cardiovascular Nurses Association

By:	/s/ Richard C. Perkins

Preventive Cardiovascular Nurses Association Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

Aggregate Purchase Price (Subscription Amount): $64,999.74

Number of Shares to be Acquired: 51,896

Underlying Shares Subject to Warrant: 25,948
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

730 East Lake Street Wayzata, MN 55391-1769

Telephone No.: 952 / 473-8367

Email: dickjr@perkinscap.com

Attention: Richard C. Perkins
Delivery Instructions:
(if different than above)
c/o
Piper Jaffray
Corp & Venture Services
Mr. Ryan Carlson
800 Nicollet Mall J12S06
Minneapolis, MN 55402

NAME OF PURCHASER:	Donald O. & Janet M. Voight TTEE’s FBO Janet M. Voight Trust U/A dtd 8/29/96

By:	/s/ Richard C. Perkins

Donald O. & Janet M. Voight TTEE’s FBO Janet M. Voight Trust U/A dtd 8/29/96
Perkins Capital Management Inc., Attorney-In-Fact
By Richard C. Perkins, Executive Vice President

Aggregate Purchase Price (Subscription Amount): $34,999.86

Number of Shares to be Acquired: 27,944

Underlying Shares Subject to Warrant: 13,972
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

730 East Lake Street Wayzata, MN 55391-1769

Telephone No.: 952 / 473-8367

Email: dickjr@perkinscap.com

Attention: Richard C. Perkins
Delivery Instructions:
(if different than above)
c/o
Piper Jaffray
Corp & Venture Services
Mr. Ryan Carlson
800 Nicollet Mall J12S06
Minneapolis, MN 55402

NAME OF PURCHASER:	David & Carole Browne Trustees FBO David & Carole Brown Revocable Trust u/a/ dtd 10/23/97

By:	/s/ Richard C. Perkins

David & Carole Browne Trustees FBO David & Carole Brown Revocable Trust u/a/ dtd 10/23/97
Perkins Capital Management Inc., Attorney-In-Fact
By Richard C. Perkins, Executive Vice President

Aggregate Purchase Price (Subscription Amount): $29,999.88

Number of Shares to be Acquired: 23,952

Underlying Shares Subject to Warrant: 11,976
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

730 East Lake Street Wayzata, MN 55391-1769

Telephone No.: 952 / 473-8367

Email: dickjr@perkinscap.com

Attention: Richard C. Perkins
Delivery Instructions:
(if different than above)
c/o
Piper Jaffray
Corp & Venture Services
Mr. Ryan Carlson
800 Nicollet Mall J12S06
Minneapolis, MN 55402

NAME OF PURCHASER: Richard P. Kiphart

By:	/s/ Richard P. Kiphart

Name:	Richard P. Kiphart
Title:

Aggregate Purchase Price (Subscription Amount): $300,000.12

Number of Shares to be Acquired: 239,521

Underlying Shares Subject to Warrant: 119,761
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o William Blair & Co.
222 West Adams St.
Chicago, IL 60606

Telephone No.: (312) 364-8420

Email: rpk@wmblair.com

Attention:
Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Irwin Lieber

By:	/s/ Irwin Lieber

Name:	Irwin Lieber
Title:

Aggregate Purchase Price (Subscription Amount): $99,999.60

Number of Shares to be Acquired: 79,840

Underlying Shares Subject to Warrant: 39,920
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

8 Applegreen Drive Old Westbury, NY 11568

Telephone No.: (212) 918-0548

Email: Irwin@geocap.com

Attention:
Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Bernard A. Hausen

By:	/s/ Bernard A. Hausen

Name:	Bernard A. Hausen
Title:

Aggregate Purchase Price (Subscription Amount): $24,999.90

Number of Shares to be Acquired: 19,960

Underlying Shares Subject to Warrant: 9,980
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Cardica, Inc. 900 Saginaw Drive Redwood City, CA 94063

Telephone No.: (650) 364-7124

Email: hausen@cardica.com

Attention:
Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Robert Y. Newell and Ethal N. Newell, Trustees Newell Family 1999 Trust UA Dated 10/12/99

By:	/s/ Robert Y. Newell

Name:	Robert Y. Newell
Title:	Trustee

Aggregate Purchase Price (Subscription Amount): $14,999.94

Number of Shares to be Acquired: 11,976

Underlying Shares Subject to Warrant: 5,988
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Cardica, Inc. 900 Saginaw Drive Redwood City, CA 94063

Telephone No.: (650) 364-7133

Email.: newell@cardica.com

Attention:
Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Bryan D. Knodel

By:	/s/ Bryan D. Knodel

Name:	Bryan D. Knodel
Title:

Aggregate Purchase Price (Subscription Amount): $225,000.42

Number of Shares to be Acquired: 179,641

Underlying Shares Subject to Warrant: 89,821
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Cardica, Inc. 900 Saginaw Drive Redwood City, CA 94063

Telephone No.: (650) 364-7121

Email.: knodel@cardica.com

Attention:
Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Frederick M. Bauer

By:	/s/ Frederick M. Bauer

Name:	Frederick M. Bauer
Title:

Aggregate Purchase Price (Subscription Amount): $9,999.96

Number of Shares to be Acquired: 7,984

Underlying Shares Subject to Warrant: 3,992
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Cardica, Inc. 900 Saginaw Drive Redwood City, CA 94063

Telephone No.:

Email.: fbauer@cardica.com

Attention:
Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: J. Michael Egan

By:	/s/ J. Michael Egan

Name: J. Michael Egan
Title:

Aggregate Purchase Price (Subscription Amount): $49,999.80

Number of Shares to be Acquired: 39,920

Underlying Shares Subject to Warrant: 19,960
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice:

c/o Steadman Hawkins Research Foundation 181 West Measdow Drive, Suite 1000 Vail, CO 81657

Telephone No.: (970) 479-5814

Email: mike.egan@shsmf.org

Attention: Mike Egan
Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

EXHIBITS:

A:	Form of Warrant
B:	Form of Registration Rights Agreement
C-1:	Accredited Investor Questionnaire
C-2:	Stock Certificate Questionnaire
D:	Form of Opinion of Company Counsel
E:	Irrevocable Transfer Agent Instructions
F:	Form of Secretary’s Certificate
G:	Form of Officer’s Certificate
H:	Purchaser’s Certificate of Subsequent Sale

EXHIBIT A
FORM OF WARRANT
[See Exhibit 4.6 to Form 8-K filed on September 29, 2009]

EXHIBIT B
FORM OF REGISTRATION RIGHTS AGREEMENT
[See Exhibit 10.25 to Form 8-K filed on September 29, 2009]

INSTRUCTION SHEET
(TO BE READ IN CONJUNCTION WITH THE ENTIRE SECURITIES PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT)
A.	Complete the following items in the Securities Purchase Agreement and/or Registration Rights Agreement:
1.	Provide the information regarding the Purchaser requested on the signature pages. The Securities Purchase Agreement and the Registration Rights Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit C-1 – Accredited Investor Questionnaire:

Provide the information requested by the Accredited Investor Questionnaire

3.	Exhibit C-2 Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire

4.	Annex B to the Registration Rights Agreement — Selling Securityholder Notice and Questionnaire

Provide the information requested by the Selling Securityholder Notice and Questionnaire

5.	Return the signed Securities Purchase Agreement and Registration Rights Agreement to:
Lena R. Haslund, Esq.
Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306-2155
Tel: (650) 843-5802
Fax: (650) 849-7400
Email: lhaslund@cooley.com
B.	Instructions regarding the transfer of funds for the purchase of Securities have been provided to the Purchasers.

EXHIBIT C-1
ACCREDITED INVESTOR QUESTIONNAIRE
(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)
     To: Cardica, Inc.
     This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share, and shares of common stock that may be issued upon exercise of certain warrants (collectively, the “Securities”), of Cardica, Inc., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.
     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.
PART A. BACKGROUND INFORMATION
Name of Beneficial Owner of the Securities:
Business Address:
(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number:     (     )
If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:
State of formation:
Approximate Date of formation:
Set forth in the space provided below the (i) state(s), if any, in the United States in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, and (ii) state(s), if any, in which you pay income taxes:

Were you formed for the purpose of investing in the securities being offered?

Yes	No
If an individual:
Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number:     (     )

Age:	Citizenship:	Where registered to vote:
Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:
Are you a director or executive officer of the Corporation?

Yes	No
Social Security or Taxpayer Identification No.
PART B. ACCREDITED INVESTOR QUESTIONNAIRE
In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Securities of the Company.

(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

(3)	An insurance company as defined in Section 2(13) of the Securities Act;

(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

(10)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

(11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(12)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

(13)	An executive officer or director of the Company;

(14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:
(Continue on a separate piece of paper, if necessary.)

A.	FOR EXECUTION BY AN INDIVIDUAL:

	Date	By:

Print Name:

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

	Date	By

Print Name:

Title:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

	Date	By

Print Name:

Title:

Entity Name:

	Date	By

Print Name:

Title:

EXHIBIT C-2
STOCK CERTIFICATE QUESTIONNAIRE
     Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:
1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT D
FORM OF OPINION OF COMPANY COUNSEL
     We have acted as counsel for Cardica, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale of up to                                          shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and warrants (the “Warrants”) to purchase up to                                          shares of the Common Stock (the “Warrant Shares,” and, collectively with the Shares and Warrants, the “Securities”), to the Purchasers under the Securities Purchase Agreement dated as of September                     , 2009 (the “Purchase Agreement”). We are rendering this opinion pursuant to Section 2.2(iv) of the Purchase Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Purchase Agreement.
     In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Purchase Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.
     As to certain factual matters, we have relied upon certificates of officers of the Company and have not sought to independently verify such matters. Where we render an opinion “to our knowledge” or concerning an item “known to us” or “of which we are aware” or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who have represented the Company in this transaction, (ii) receipt of a certificate executed by an officer of the Company covering such matters and (iii) such other investigation, if any, that we specifically set forth herein.
     In rendering this opinion, we have assumed: the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Purchase Agreement, the Registration Rights Agreement and the Warrants (together, the “Transaction Documents”)), where authorization, execution and delivery are prerequisites to the effectiveness of such documents; and the genuineness and authenticity of all signatures on original documents (except the signatures on behalf of the Company on the Transaction Documents). We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that the Transaction Documents are obligations binding upon the parties thereto other than the Company; that the parties to the Transaction Documents other than the Company have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Transaction Documents of the Material Agreements (as defined below) that would modify or interpret the terms of any of the Transaction Documents or the Material Agreements or the respective rights or obligations of the parties thereunder.

     Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the States of California and New York and the General Corporation Law of the State of Delaware.
     We express no opinion as to whether the laws of any particular jurisdiction apply, no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof and no opinion as to the enforceability of the waiver of jury trial set forth in section 6.8 of the Purchase Agreement or any liquidated damages provisions in the Transaction Documents.
     We are not rendering any opinion as to any statute, rule, regulation, ordinance, decree or decisional law relating to antitrust, banking, land use, environmental, pension, employee benefits, tax, fraudulent conveyance or usury, laws governing the legality of investments for regulated entities, Regulations T, U or X of the Board of Governors of the Federal Reserve System, local laws, any law, rules or regulations relating to the clinical development, manufacture, distribution or sale of medical device products or the bylaws, rules or regulations of the Financial Industry Regulatory Association (“FINRA”). Furthermore, we express no opinion with respect to compliance with antifraud laws, rules or regulations relating to securities or the offer and sale thereof; compliance with fiduciary duties by the Company’s Board of Directors or stockholders; compliance with safe harbors for disinterested Board of Director or stockholder approvals; compliance with state securities or blue sky laws except as specifically set forth below; compliance with the Investment Company Act of 1940; or compliance with laws that place limitations on corporate distributions.
     With regard to our opinion in paragraphs 1 and 3 below with respect to the good standing and due qualification as the case may be, of the Company, we have relied solely upon certificates of the Secretaries of State of the indicated jurisdictions as of a recent date.
     With regard to our opinion in paragraph 6 below with respect to securities of the Company to be issued after the date hereof, we express no opinion to the extent that, notwithstanding its current reservation of shares of Common Stock, future issuance of securities of the Company and/or antidilution adjustments to outstanding securities of the Company cause the Warrants to be exercisable for more shares of Common Stock than the number that then remain authorized but unissued.
     With regard to our opinion in paragraph 7 below concerning defaults under and any material breaches of any Material Agreement, we have relied solely upon (i) inquiries of officers of the Company and (ii) an examination of the contracts filed by the Company in its SEC Reports, a list of which is attached hereto as Schedule B (the “Material Agreements”), in the form provided to us by the Company. We have made no further investigation. Further, with regard to our opinions in paragraphs 6 and 7 below concerning Material Agreements, we express no opinion as to (i) financial covenants or similar provisions therein requiring financial calculations or determinations to ascertain compliance, (ii) provisions therein relating to the occurrence of a “material adverse event” or words of similar import or (iii) any statement or writing that may constitute parol evidence bearing on interpretation or construction. To the extent that laws other than those of California and New York govern any of the Material

Agreements, we assume that the Material Agreements would be interpreted in accordance with their plain meaning.
       With regard to our opinion in paragraph 8 below with respect to pending or overtly threatened litigation, we have made an inquiry of the attorneys within this firm who have represented the Company in this transaction, examined and relied upon a certificate executed by an officer of the Company covering such matters and checked the records of this firm to ascertain that we are not acting as counsel of record for the Company in any such matter. We have made no further investigation.
       With regard to our opinion in paragraph 10 below, we have assumed the following: (a) that the representations made by each Purchaser in the Purchase Agreement are true and correct; (b) that neither the Company nor any person acting on behalf of either the Company has offered or sold the Securities by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act; and (c) that there will be no offerings or sales of securities of the Company after the date hereof in a transaction that can be “integrated” with any sales of the Securities.
On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2.	The Company has the requisite corporate power to own, lease and operate its property and assets, and to conduct its business as described in the SEC Reports, to execute and deliver the Transaction Documents and to perform its obligations to performed at the Closing thereunder, including, without limitation, to issue, sell and deliver the Shares and the Warrants under the agreement and to issue the Warrant Shares issuable upon exercise of the Warrants.

3.	The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of California.

4.	The Company has the requisite corporate power to execute, deliver and perform its obligations under the Transaction Documents.

5.	All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities and the performance by the Company of its obligations to be performed at the Closing under the Transaction Documents has been taken. Each of the Transaction Documents has been duly and validly authorized, executed and delivered by the Company and each such agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, except that we express no opinion as to the validity of rights to indemnity and contribution under section 4.9 of the Purchase Agreement and section 5 of the Registration Rights Agreement and except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights generally, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.	The Company’s authorized capital stock consists of (a) forty-five million (45,000,000) shares of Common Stock, par value $0.001 and (b) five million (5,000,000) shares of Preferred Stock, par value $0.001. The Shares and Warrant Shares have been duly authorized and the Warrant Shares have been reserved for issuance upon exercise of the Warrants. The Shares and Warrants, when issued, sold and delivered against payment therefor in accordance with the terms of the Purchase Agreement and the Warrant Shares, if issued on the date hereof upon exercise of the Warrants and payment therefor in accordance with the terms of the Warrants, will be validly issued, outstanding, fully paid and nonassessable and free of any pre-emptive right or similar rights contained in the Company’s Certificate of Incorporation or Bylaws or any Material Agreement. The Warrant Shares have been duly and validly reserved for issuance.

7.	The execution and delivery of the Transaction Documents, the issuance of the Shares and the Warrants pursuant thereto do not violate any provision of the Company’s Certificate of Incorporation or Bylaws, do not constitute a default under or a material breach of any Material Agreement and do not violate (a) any governmental statute, rule or regulation which in our experience is typically applicable to transactions of the nature contemplated by the Transaction Documents or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, in each case to the extent the violation of which would materially and adversely affect the Company.

8.	To our knowledge, there is no action, proceeding or investigation pending or overtly threatened against the Company before any court or administrative agency that questions the validity of the Transaction Documents or that could reasonably be expected to result, either individually or in the aggregate, in a material adverse effect on the Company.

9.	All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with any U.S. Federal or California or New York regulatory authority or governmental body required for the issuance of the Shares have been made or obtained, except (a) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D and (b) for the filing of the notice to be filed under California Corporations Code Section 25102.1(d).

10.	The offer and sale of the Shares and the Warrants are exempt from the registration requirements of the Securities Act of 1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

11.	To our knowledge, there are no written contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to include any securities of the Company in any registration statement contemplated by Section 2 of the Registration Rights Agreement.
       This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,

Cooley Godward Kronish LLP

By:
John T. McKenna

SCHEDULE A
Sutter Hill Ventures, a California Limited Partnership
G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03 SAUNDERS HOLDINGS, L.P.
William H. Younger, Jr., Trustee of The William H. Younger, Jr. Revocable Trust U/A/D 8/5/09
Yovest, L.P.
GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99
JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000
JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97
JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00
ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover)
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin
Keough Partners LP
Bruce & Nancy Deifik
John Simon
Bruce Allen
Mary Cullen
Roy Stuart Steeley Trust
Prescott Capital
Wasatch Ultra Growth Fund
Wasatch Micro Cap Fund
Wasatch Global Science & Technology Fund
Wasatch Micro Cap Value Fund
Wasatch Global Opportunities Fund
DAFNA Life Science Ltd.
DAFNA Life Science Market Neutral Ltd.
DAFNA Life Science Select Ltd.
Alice Ann Corporation
Robert G. Allison
William H. Baxter Trustee FBO William H. Baxter Revocable Trust u/a dtd 7/3/96
Gary A. Bergren
Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA
Dennis D. Gonyea

Preventive Cardiovascular Nurses Association
Donald O. & Janet M. Voight TTEE’s FBO Janet M. Voight Trust U/A dtd 8/29/96
David & Carole Brown Trustees FBO David & Carole Brown Revocable Trust u/a dtd 10/23/97
Richard P. Kiphart
Irwin Lieber
Bernard Hausen
Robert Y. Newell and Ethel N. Newell, Trustees Newell Family 1999 Trust UA Dated 10/12/99
Bryan D. Knodel
Frederick M. Bauer
J. Michael Egan

SCHEDULE B
MATERIAL AGREEMENTS
1.	1997 Equity Incentive Plan and forms of related agreements and documents.

2.	2005 Equity Incentive Plan and forms of related agreements and documents.

3.	Amended and Restated Investor Rights Agreement, dated August 19, 2003, by and among Cardica, Inc. and certain stockholders.

4.	Benefit Agreement with Bernard Hausen, M.D., Ph.D.

5.	Office Lease Agreement, dated April 25, 2003, and First Amendment to Office Lease Agreement, dated January 21, 2004.

6.	Second Amendment to Office Lease Agreement, effective November 19, 2007.

7.	Distribution Agreement, by and between Cardica, Inc. and Century Medical, Inc., dated June 16, 2003

8.	First Amendment to Distribution Agreement, dated March 30, 2007, by and between Cardica, Inc. and Century Medical, Inc.

9.	Subordinated Convertible Note Agreement with Century Medical, Inc., dated June 16, 2003, and Amendment No. 1 thereto, dated August 6, 2003.

10.	Amendment No. 2 to Subordinated Convertible Note Agreement, dated March 30, 2007, by and between Cardica, Inc. and Century Medical, Inc.

11.	Amended and Restated Note issued pursuant to Amendment No. 2 to Subordinated Convertible Note Agreement with Century Medical, Inc.

12.	Allen & Company LLC Letter of Intent dated September 12, 2005.

13.	Consent to Grant of Registration Rights and Amendment to Amended and Restated Investor Rights Agreement, dated November 7, 2006, by and between Cardica, Inc. and the investors set forth therein.

14.	Registration Rights Agreement, dated June 7, 2007, by and among Cardica, Inc., and the purchasers listed on the signature pages thereto.

15.	Letter Agreement with Frederic M. Bauer.

16.	Cardica, Inc. Change in Control and Severance Benefit Plan.

17.	License, Development and Commercialization Agreement by and between the Company and Cook Incorporated, dated June 12, 2007.

18.	Amendment to License, Development and Commercialization Agreement by and between Cardica, Inc. and Cook Incorporated, dated September 19, 2007.

19.	Second Amendment to License, Development and Commercialization Agreement by and between Cardica, Inc. and Cook Incorporated, dated June 19, 2009.

EXHIBIT E
[Form of Irrevocable Transfer Agent Instructions]
As of September      , 2009
Computershare Investor Services, N.A.
Transfer Agent and Registrar
Attn: Daniel Spengel
250 Royall Street
Canton, MA 02021
Attn:
Ladies and Gentlemen:
     Reference is made to that certain Securities Purchase Agreement, dated as of September 25, 2009 (the “Agreement”), by and among Cardica, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”), and warrants (the “Warrants”), which are exercisable into shares of Common Stock.
     This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any:
     (i) to issue certificates representing shares of Common Stock upon transfer or resale of the Shares; and
     (ii) to issue shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Annex I , which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon together with indication of receipt of the exercise price therefor.
     You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a copy of such registration statement and a completed and signed Purchaser’s Certificate of Subsequent Sale with respect to a sale pursuant to such effective registration statement, (b) written confirmation from the Company’s legal counsel that the Shares and the Warrant Shares are eligible for sale in conformity with Rule 144 under the Securities Act (“Rule 144”) and customary documentation from a Holder’s broker with respect to a sale pursuant to Rule 144 or (c) written confirmation from the Company’s legal counsel that the Shares and the Warrant Shares are eligible for sale without restriction in conformity with Rule 144, then, unless otherwise required by law, within five (5) business days of your receipt of a notice of sale and documentation required pursuant to clause (a) or (b) above, as applicable, or a request from a Holder for the issuance of an unlegended certificate in the event that the Shares and the Warrant Shares are eligible for sale without restriction in conformity with Rule 144 under the Securities Act, you shall issue the certificates representing the Shares and/or the Warrant Shares, as the case may be, registered in the names of the purchaser of such Shares or Warrant Shares or the Holder, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares or the Warrant Shares thereby and should not be subject to any stop-transfer restriction.
     In the event that you have not received the documentation required pursuant to clause (a) or (b) of the immediately preceding paragraph or such Shares and Warrant Shares are not eligible for sale without restriction in conformity with Rule 144 under the Securities Act, then the certificates for such Shares and/or Warrant Shares shall bear the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PROVIDED BY SECTION 4 OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 25, 2009, BY AND AMONG CARDICA, INC. AND EACH PURCHASER IDENTIFIED ON THE SIGNATURE PAGES THERETO.
     Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.
     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

CARDICA, INC.

By:

Name:

Title:

Acknowledged and Agreed:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:
Date:	September , 2009

ANNEX I
FORM OF EXERCISE NOTICE
(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrants)
To: Cardica, Inc.
(1)	The undersigned holder hereby exercises the right to purchase of the shares of Common Stock (the “Warrant Shares”) of Cardica, Inc., a Delaware corporation (the “Company”), pursuant to the Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)	The Holder intends that payment of the Exercise Price shall be made as (check one):
☐	“Cash Exercise” with respect to Warrant Shares; and/or

☐	“Cashless Exercise” with respect to Warrant Shares.
(3)	If the Holder has elected a Cash Exercise, the holder shall pay the sum of $ to the Company in accordance with the terms of the Warrant.

(4)	Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares in accordance with the terms of the Warrant.

(5)	By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby, the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 12 of this Warrant to which this notice relates.

Dated:

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

ACKNOWLEDGEMENT
     The Company hereby acknowledges this Exercise Notice and receipt of the appropriate exercise price and hereby directs Computershare Trust Company, N.A. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                                         , 2009, from the Company and acknowledged and agreed to by Computershare Trust Company, N.A..

CARDICA, INC.

By:

Name:

Title:

EXHIBIT F
FORM OF SECRETARY’S CERTIFICATE
     The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Cardica, Inc., a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of September 25, 2009, by and among the Company and the investors party thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.
     1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on September 25th, 2009. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.
     2. Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.
     3. Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.
     4. Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

Bernard A. Hausen, M.D., Ph.D.	Chief Executive Officer

Robert Y. Newell	Chief Financial Officer

     In Witness Whereof, the undersigned has hereunto set his hand as of this       day of September, 2009.

Robert Y. Newell
Secretary

     I, Bernard A. Hausen, M.D., Ph.D., Chief Executive Officer, hereby certify that Robert Y. Newell is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Bernard A. Hausen, M.D., Ph.D.
Chief Executive Officer

EXHIBIT G
FORM OF OFFICER’S CERTIFICATE
     The undersigned Chief Executive Officer of Cardica, Inc., a Delaware corporation (the “Company”), pursuant to Section 5.1(g) of the Securities Purchase Agreement, dated as of September 25, 2009, by and among the Company and the Purchasers signatory thereto (the “Agreement”), hereby represents, warrants and certifies to such investors as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement):
     1. The representations and warranties of the Company contained in the Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties are true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.
     2. The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.
     In Witness Whereof, the undersigned has executed this certificate this      day of September, 2009.

Bernard A. Hausen, M.D., Ph.D.
Chief Executive Officer

EXHIBIT H
PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE
To: Cooley Godward Kronish LLP

Attention:	Lena R. Haslund, Esq. Five Palo Alto Square 3000 El Camino Real Palo Alto, CA 94306-2155 Fax: 650-849-7400 Email: lhaslund@cooley.com
     The undersigned, the selling securityholder or an officer of, or other duly authorized person, hereby certifies that             represents that it has sold                                                              shares of the Common Stock of Cardica, Inc. and that such shares were sold on                                                              either (i) in accordance with the registration statement on Form S-3 with file number                                                             , in which case the selling securityholder certifies that such selling securityholder has delivered a current prospectus in connection with such sale, provided, however, that if Rule 172 under the Securities Act of 1933, as amended, is then in effect, such selling securityholder has confirmed that a current prospectus is deemed to be delivered in connection with such sale, or (ii) in accordance with Rule 144 under the Securities Act of 1933 ( “Rule 144”), in which case the selling securityholder certifies that it has complied with the requirements of Rule 144. Print or type:

Name of individual representing selling securityholder (if an institution):

Title of individual representing selling securityholder (if an institution):

Signature by:

Selling securityholder or individual representative :	By:

Name:

Title: